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=====


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                         -----------------

                             Form 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE

                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 21,
1997

-----------------


                    SOUTHWESTERN ENERGY COMPANY
      (Exact name of Registrant as specified in its charter)

        ARKANSAS              1-8246              71-0205415
    (State or other        (Commission         (I.R.S. Employer
    jurisdiction of        File Number)       Identification No.)
     incorporation
    or organization)


1083 Sain Street, P.O. Box 1408, Fayetteville, Arkansas
72702-1408
   (Address of principal executive offices, including zip code)

                          (501) 521-1141
       (Registrant's telephone number, including area code)

                             No Change
      (Former Name, former address and former fiscal year;
                  if changed since last report)



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





Item 7.  Financial Statements, Pro Forma Financial Statements and

         Exhibits.

      c)  Exhibits.

               Exhibit No.       Description

                   5.1           Opinion of Cleary, Gottlieb,
Steen
                                 and Hamilton re: Validity of the

                                 Medium-Term Notes.

                   5.2           Opinion of Jeffrey L. Dangeau,
                                 Assistant Secretary of
Southwestern
                                 Energy Company re: Validity of
the
                                 Medium-Term Notes.

                   10            Form of Distribution Agreement,
to be
                                 dated February 21, 1997, by and
among
                                 Southwestern Energy Company,
                                 Morgan Stanley & Co.
Incorporated,
                                 Merrill Lynch, Pierce, Fenner
                                 & Smith Incorporated and
NationsBanc
                                 Capital Markets, Inc.

                   12            Ratio of Earnings to Fixed
Charges

                   23            Consent of Arthur Andersen LLP




                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOUTHWESTERN ENERGY COMPANY
                                   ---------------------------
                                          (REGISTRANT)

Date:  February 21, 1997           By: /s/ Greg D. Kerley
                                      ------------------------
                                       Greg D. Kerley
                                       Vice President --
Treasurer
                                       and Secretary

                           Exhibit Index

               Exhibit No.       Description

                   5.1           Opinion of Cleary, Gottlieb,
Steen
                                 and Hamilton re: Validity of the

                                 Medium-Term Notes.

                   5.2           Opinion of Jeffrey L. Dangeau,
                                 Assistant Secretary of
Southwestern
                                 Energy Company re: Validity of
the
                                 Medium-Term Notes.

                   10            Form of Distribution Agreement,
to be
                                 dated February 21, 1997, by and
among
                                 Southwestern Energy Company,
                                 Morgan Stanley & Co.
Incorporated,
                                 Merrill Lynch, Pierce, Fenner
                                 & Smith Incorporated and
NationsBanc
                                 Capital Markets, Inc.

                   12            Ratio of Earnings to Fixed
Charges

                   23            Consent of Arthur Andersen LLP



                               3


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